Exhibit 31.2

  CERTIFICATION PURSUANT TO RULE 13a-14 OF THE SECURITIES EXCHANGE ACT OF 1934

I, Eugene Boyle, certify that:

1.  I have reviewed this annual report on Form 10-K of Samaritan Pharmaceuticals, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based  on my  knowledge,  the  financial  statements,  and  other  financial information included in this report, fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.  The registrant's other certifying officer and I are responsible for establishing and maintaining  disclosure  controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal  control over financial reporting  (as defined in Exchange Act Rules  13a-15(f) and  15d-15(f),  for the registrant and have:

a)  Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant,  including its consolidated subsidiaries,  is made known to us by others within those entities, particularly during the period in which  this  report is being prepared;

b) Designed such internal control over financial reporting, or caused such internal  control  over  financial  reporting  to  be  designed under our supervision, to provide reasonable  assurance regarding the reliability of financial reporting and  the  preparation of  financial statements for external  purposes in accordance with generally accepted accounting principles;

c) Evaluated the effectiveness of the registrant's  disclosure controls and procedures and presented in this  report our  conclusions about the effectiveness of the disclosure controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

d) Disclosed in this report any change in the registrant's internal control over financial  reporting that occurred during the registrant's most recent fiscal  quarter (the  registrant's  fourth fiscal quarter in the case of an annual report) that has materially  affected, or is reasonably likely to materially  affect,  the  registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed,  based on our most recent  evaluation of internal control over  financial  reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

a) All  significant  deficiencies and material weaknesses  in the  design  or operation of internal control over financial  reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date:	June 17, 2009

/s/ Eugene Boyle
Eugene Boyle Chief Financial Officer Chief Operations Officer (Principal Financial Officer)